FOR RELEASE ON: February 4, 2026

CONTACT:	Robert Barry
VP - Investor Relations
608-361-7530
robert.barry@regalrexnord.com

REGAL REXNORD REPORTS STRONG FOURTH QUARTER 2025 FINANCIAL RESULTS, INCLUDING ORGANIC GROWTH ACCELERATION AND DATA CENTER ORDERS WORTH ~$735M

MILWAUKEE, WI - Regal Rexnord Corporation (NYSE: RRX)

4Q Highlights
•Daily Orders Up 53.8% Versus PY, On Substantial Wins In Data Center
•Traction With Data Center E-Pod Solution, Which Embeds Our Proven Switchgear Technology, Winning Orders Worth ~$735 Million. Initial E-Pod Shipments Expected To Start In Early 2027
•Sales Of $1,523.2 Million, Up 4.3% Versus PY, Up 2.9% On An Organic* Basis
•Gross Margin of 37.5%; Adjusted Gross Margin* Of 37.6%, Up 50 Basis Points Versus PY
•GAAP Net Income Of $63.8 Million Versus PY Of $42.0 Million, Up $21.8 Million Or 51.9% Versus PY
•Adjusted EBITDA* Of $328.5 Million Versus PY Of $317.6 Million, Up $10.9 Million Or 3.4% Versus PY
•Diluted EPS Of $0.95, Up 53.2% Versus PY; Adjusted Diluted EPS* Of $2.51, Up 7.3% Versus PY

Full Year 2025 Highlights
•Daily Orders Up 15.5% Versus PY; Backlog Exiting 2025 Up 50.0% Versus PY
•Sales Of $5,934.5 Million, Down 1.6% Versus PY, Up 0.8% On An Organic* Basis
•GAAP Net Income Of $280.8 Million Versus PY Of $198.4 Million, Up $82.4 Million Or 41.5% Versus PY
•Adjusted EBITDA* Of $1,307.1 Million Versus PY Of $1,297.1 Million**, Up $10.0 Million Or 0.8% Versus PY. Achieved Adjusted EBITDA Margin Of 22.0%
•Cash From Operating Activities Of $990.8 Million; Adjusted Free Cash Flow* Of $893.1 Million
•Paid Down $709.4 million Of Gross Debt; Ended 2025 With Net Debt/Adjusted EBITDA (Including Synergies)* At ~3.1x
•Diluted EPS Of $4.20, Up 42.9% Versus PY; Adjusted Diluted EPS* Of $9.65, Up 5.8% Versus PY

Full Year 2026 Guidance
•Introducing Guidance For 2026 GAAP Diluted Earnings Per Share In A Range Of $5.29 To $6.09 And For Adjusted Diluted Earnings Per Share In A Range Of $10.20 To $11.00, Representing Growth Of ~10% At The Mid-Point

CEO Louis Pinkham commented, “We continued to gain significant momentum in the fourth quarter, most notably by achieving strong acceleration in our orders. The highlight was success with our recently launched E-Pod offering for the data center market, where we secured orders worth approximately $735 million for multiple projects, further cementing our position as an emerging scale player in data center power management. Our success in data center is driven by our strategy of making growth investments in secular markets. We are pursuing the same growth strategy in robotics for humanoids, cobots, and surgical robots; in aerospace and defense, with our electromechanical actuation solutions for eVTOLs, along with other sub-system opportunities; and in air moving for thermal management and for air filtration in clean rooms."

"In addition, we continued to see order strength in IPS, discrete automation, and in our Commercial HVAC business. Order growth for IPS was low single digits in the quarter, making it our sixth consecutive quarter of positive orders growth in this segment. AMC's discrete automation business grew orders by over 9%, aided by further traction in robotics, including humanoids, and in new motion control product launches. PES saw strength in its Commercial HVAC business, aided by strong data center demand, but weakness in residential HVAC markets was more than
*Non-GAAP Financial Measurement, see reconciliation in tables below
**Excludes results of the Industrial Systems operating segment, which was divested effective April 30, 2024.

we expected. Our PES team is managing through the temporary pressures in residential, while staying focused on pursuing its ample growth opportunities in air moving solutions."
"Our team's continued disciplined execution in a challenging environment resulted in a strong finish to the year, in line with our EPS expectations. We also achieved an acceleration in organic sales growth, aided by standout performance in AMC, which delivered organic growth of 15.2%, and low single digit growth in IPS despite still-sluggish global industrial markets. Our adjusted EBITDA margin was healthy, and in line with our expectations, with PES delivering particularly strong performance. We also made further progress reducing our net debt leverage, ending the year at 3.1x."

Mr. Pinkham concluded, "Looking forward, even with lackluster macro data and a volatile global geopolitical environment, we are optimistic we can achieve further growth, margin, and free cash flow gains in 2026 aided by our healthy backlog, new product and market expansion initiatives, and our belief that the majority of our end markets are at or near trough levels of demand."

Segment Performance

Segment results for the fourth quarter of 2025 versus the same period of the prior year are summarized below:

•Automation & Motion Control net sales were $480.4 million, an increase of 17.2%, or an increase of 15.2% on an organic basis. Growth was broad-based, but with particular strength in the data center, discrete automation, and aerospace & defense markets. Adjusted EBITDA margin was 20.5% of net sales.

•Industrial Powertrain Solutions net sales were $669.3 million, an increase of 5.4%, or an increase of 3.7% on an organic basis. Growth was broad-based, but with particular strength in the metals & mining and energy markets. Adjusted EBITDA margin was 25.7% of net sales.

•Power Efficiency Solutions net sales were $373.5 million, a decrease of 10.3%, or a decrease of 10.7% on an organic basis. The results reflect strong growth in commercial HVAC, which was more than offset by weakness in residential HVAC. Adjusted EBITDA margin was 15.6% of net sales.

Conference Call

Regal Rexnord will hold a conference call to discuss this earnings release at 9:00 AM CT (10:00 AM ET) on Thursday, February 5, 2026. To listen to the live audio and view the presentation during the call, please visit Regal Rexnord’s Investor website: https://investors.regalrexnord.com. To listen by phone or to ask the presenters a question, dial 1-877-264-6786 (U.S. callers) or 1-412-317-5177 (international callers) and enter 3403618# when prompted.

A webcast replay will be available at the link above, and a telephone replay will be available at 1-855-669-9658 (U.S. callers) or 1-412-317-0088 (international callers), using a replay access code of 5004291#. Both replays will be accessible for three months after the earnings call.

Supplemental Materials

Supplemental materials and additional information for the quarter ended December 31, 2025 will be accessible before the conference call on February 5, 2026 on Regal Rexnord’s Investor website: https://investors.regalrexnord.com. The Company intends to disseminate important information about the Company to its investors on the Investors section of its website: https://investors.regalrexnord.com. Investors are advised to look at Regal Rexnord’s website for future important information about the Company. The content of the Company’s website is not incorporated by reference into this document or any other report or document Regal Rexnord files with the Securities and Exchange Commission.

About Regal Rexnord

Regal Rexnord’s 30,000 associates around the world help create a better tomorrow by providing sustainable solutions that power, transmit and control motion. The Company’s electric motors and air moving subsystems provide the power to create motion. A portfolio of highly engineered power transmission components and subsystems efficiently transmits motion to power industrial applications. The Company’s automation offering, comprised of controllers, drives, precision motors, and actuators, controls motion in applications ranging from factory automation to precision tools used in surgical applications.

The Company’s end markets benefit from meaningful secular demand tailwinds, and include discrete automation, food & beverage, aerospace, medical, data center, energy, residential and commercial buildings, general industrial, and metals and mining.

Regal Rexnord is comprised of three operating segments: Automation & Motion Control, Industrial Powertrain Solutions, and Power Efficiency Solutions. Regal Rexnord is headquartered in Milwaukee, Wisconsin and has manufacturing, sales and service facilities worldwide. For more information, including a copy of our Sustainability Report, visit RegalRexnord.com.

Forward Looking Statements

All statements in this communication, other than those relating to historical facts, are "forward-looking statements." Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. Forward-looking statements include, but are not limited to, statements about expected market or macroeconomic trends, future strategic plans and future financial and operating results. Important factors that could cause actual results to differ materially from those presented or implied in the forward-looking statements in this communication include, without limitation: the possibility that the Company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the sale of the Industrial Motors and Generators businesses in 2024, the acquisition of Altra Industrial Motion Corp. in 2023 ("Altra Transaction"), and the merger with the Rexnord Process & Motion Control business in 2021 (the “Rexnord PMC business”) within the expected time-frames or at all and to successfully integrate Altra Industrial Motion Corp. ("Altra") and the Rexnord PMC business; the Company's substantial indebtedness as a result of the Altra Transaction and the effects of such indebtedness on the Company's financial flexibility; the Company's ability to achieve its objectives on reducing its indebtedness on the desired timeline; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; unanticipated operating costs, customer loss and business disruption or the Company's inability to forecast customer needs; the Company's ability to retain key executives and employees and risks associated with the transition and integration of a successor CEO; uncertainties regarding our ability to execute restructuring plans within expected costs and timing or at all; challenges to the tax treatment that was elected with respect to the merger with the Rexnord PMC business and related transactions; actions taken by competitors and our ability to effectively compete in the increasingly competitive global industries and markets; our ability to develop new products based on technological innovation and marketplace acceptance of new and existing products; our ability to keep pace with rapidly evolving technological developments related to advances in artificial intelligence; dependence on significant customers and distributors; risks that customers may make changes and adjustments to their orders which could result in actual revenue recognized being lower or higher than disclosed order values; risks associated with climate change, including unexpected weather events in markets in which we do business, and uncertainty regarding our ability to deliver on our sustainability commitments and/or to meet related investor, customer and other third party expectations relating to our sustainability efforts and rapidly evolving sustainability regulations; changes to and uncertainty in trade policy, including tariffs on imports into the US from Canada, Mexico, China, and other countries, and retaliatory tariffs and import/export restrictions, including Chinese export restrictions on certain rare earth minerals, or other trade restrictions imposed by the US or other governments; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by ongoing geopolitical conflicts; issues and costs arising from the integration of acquired companies and businesses; prolonged declines in one or more markets, including disruptions caused by labor disputes or other labor activities, natural disasters, terrorism, acts of war, international conflicts, pandemics and political and government actions; risks associated with excess or obsolete inventory charges including related write-offs or write-downs; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, import/export regulations, immigration, customs, border actions and the like, and other external factors that the Company cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated; the Company's ability to identify and execute on future mergers and acquisitions ("M&A") opportunities or other strategic transactions; the impact of any such M&A transactions on the Company's results, operations and financial condition, including the impact from costs to execute and finance any such transactions; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; risks related to foreign currency fluctuations or changes in global commodity prices or interest rates; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; costs and unanticipated liabilities arising from rapidly evolving laws and regulations, including data privacy laws, labor and employment laws, environmental laws and regulations, and tax laws and regulations, including the One Big Beautiful Bill Act, which was signed on July 4, 2025; risks associated with stock price volatility; and other factors that can be found in our filings with the SEC, including our most recent periodic reports filed on Form 10-K and Form 10-Q, which are available on our Investor Relations website. Forward-looking statements are given only as of the date of this communication and we disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Measures
(Unaudited)
(Dollars in Millions, Except per Share Data)

We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP.

In this release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, net sales excluding Industrial, adjusted gross margin, adjusted gross margin excluding Industrial, net debt, EBITDA, adjusted EBITDA, adjusted EBITDA excluding Industrial, adjusted EBITDA (including synergies), interest coverage ratio, interest coverage ratio (including synergies), adjusted EBITDA margin, adjusted EBITDA margin excluding Industrial, gross debt/adjusted EBITDA, net debt/adjusted EBITDA, net debt/adjusted EBITDA (including synergies), adjusted cash flows from operations, adjusted free cash flow, adjusted income before taxes, adjusted provision for income taxes, and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while the other non-GAAP measures disclosed are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. This release also includes non-GAAP forward-looking information. The Company believes that a quantitative reconciliation of this forward-looking information to the most comparable financial measure calculated and presented in accordance with GAAP cannot be made available without unreasonable efforts. A reconciliation of this non-GAAP financial measure would require the Company to predict the timing and likelihood of future restructurings and other charges. Neither these forward-looking measures, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of the most directly comparable forward-looking GAAP measure is not provided.

In addition to these non-GAAP measures, we use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Unaudited
(Dollars in Millions, Except per Share Data)

	Three Months Ended		Year Ended
	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Net Sales	$1,523.2	$1,461.1	$5,934.5	$6,033.8
Cost of Sales	952.0	950.5	3,716.7	3,842.8
Gross Profit	571.2	510.6	2,217.8	2,191.0
Operating Expenses	402.2	378.3	1,532.5	1,552.5
Loss on Sale of Businesses	4.5	4.2	4.5	8.5
Total Operating Expenses	406.7	382.5	1,537.0	1,561.0
Income from Operations	164.5	128.1	680.8	630.0
Interest Expense	86.7	94.6	349.2	399.7
Interest Income	(9.1)	(5.6)	(23.7)	(18.8)
Other Expense, Net	0.4	0.7	2.8	1.1
Income before Taxes	86.5	38.4	352.5	248.0
Provision (Benefit) for Income Taxes	22.7	(3.6)	71.7	49.6
Net Income	63.8	42.0	280.8	198.4
Less: Net Income Attributable to Noncontrolling Interests	0.3	0.8	1.3	2.2
Net Income Attributable to Regal Rexnord Corporation	$63.5	$41.2	$279.5	$196.2
Earnings Per Share Attributable to Regal Rexnord Corporation:
Basic	$0.96	$0.62	$4.22	$2.96
Assuming Dilution	$0.95	$0.62	$4.20	$2.94
Cash Dividends Declared Per Share	$0.35	$0.35	$1.40	$1.40
Weighted Average Number of Shares Outstanding:
Basic	66.4	66.2	66.3	66.4
Assuming Dilution	66.6	66.6	66.6	66.7

CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
(Dollars in Millions)
	Dec 31, 2025	Dec 31, 2024
ASSETS
Current Assets:
Cash and Cash Equivalents	$521.7	$393.5
Trade Receivables, Less Allowances of $10.5 million and $29.9 million in 2025 and 2024, Respectively	524.2	842.8
Inventories	1,321.7	1,227.5
Prepaid Expenses and Other Current Assets	344.7	287.5
Total Current Assets	2,712.3	2,751.3
Net Property, Plant and Equipment	911.8	921.0
Operating Lease Assets	145.2	141.3
Goodwill	6,611.3	6,458.9
Intangible Assets, Net of Amortization	3,418.4	3,664.5
Deferred Income Tax Benefits	36.2	30.0
Other Noncurrent Assets	85.8	66.7
Total Assets	$13,921.0	$14,033.7

LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$607.3	$542.8
Dividends Payable	23.2	23.2
Accrued Compensation and Benefits	205.5	191.3
Accrued Interest	84.0	84.0
Other Accrued Expenses	281.7	333.8
Current Operating Lease Liabilities	38.5	35.6
Current Maturities of Debt	24.1	5.0
Total Current Liabilities	1,264.3	1,215.7
Long-term Debt	4,764.6	5,452.7
Deferred Income Taxes	752.6	815.5
Pension and Other Post Retirement Benefits	106.0	109.5
Noncurrent Operating Lease Liabilities	114.0	114.1
Other Noncurrent Liabilities	66.2	59.0
Equity:
Regal Rexnord Corporation Shareholders' Equity:
Common Stock, $0.01 par value, 150.0 million Shares Authorized, 66.4 million and 66.3 million Shares Issued and Outstanding for December 31, 2025 and December 31, 2024, Respectively	0.7	0.7
Additional Paid-In Capital	4,688.5	4,658.0
Retained Earnings	2,230.3	2,043.8
Accumulated Other Comprehensive Income (Loss)	(75.4)	(442.7)
Total Regal Rexnord Corporation Shareholders' Equity	6,844.1	6,259.8
Noncontrolling Interests	9.2	7.4
Total Equity	6,853.3	6,267.2
Total Liabilities and Equity	$13,921.0	$14,033.7

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended		Year Ended
	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$63.8	$42.0	$280.8	$198.4
Adjustments to Reconcile Net income to Net Cash Provided by Operating Activities (Net of Acquisitions and Divestitures):
Depreciation	37.0	42.7	154.5	165.3
Amortization	86.6	86.5	346.1	346.5
Asset Impairments	—	2.5	—	4.0
Noncash Lease Expense	10.8	10.5	43.3	43.5
Share-Based Compensation Expense	8.2	7.9	37.3	34.8
Financing Fee Expense	3.6	3.7	14.0	13.1
Loss on Sale of Businesses	4.5	4.2	4.5	8.5
Gain on Sale of Assets	3.6	(2.3)	(2.6)	(3.1)
Benefit from Deferred Income Taxes	(24.0)	(63.3)	(97.2)	(152.3)
Other Non-Cash Changes	1.3	1.6	5.6	8.9
Change in Operating Assets and Liabilities, Net of Acquisitions and Divestitures
Receivables	(14.3)	(4.3)	345.0	23.0
Inventories	44.7	78.2	(62.7)	23.9
Accounts Payable	6.4	(1.1)	45.1	(0.4)
Other Assets and Liabilities	(64.4)	4.4	(122.9)	(104.7)
Net Cash Provided by Operating Activities	167.8	213.2	990.8	609.4
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property, Plant and Equipment	(27.2)	(29.3)	(97.7)	(109.5)
Proceeds Received from Sales of Property, Plant and Equipment	8.3	3.6	23.7	4.9
Proceeds Received from Sale of Businesses, Net of Cash Transferred	—	5.2	3.0	380.0
Net Cash (Used in) Provided by Investing Activities	(18.9)	(20.5)	(71.0)	275.4
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings Under Revolving Credit Facility	371.2	310.5	1,514.5	1,626.7
Repayments Under Revolving Credit Facility	(371.2)	(304.3)	(1,554.5)	(1,684.8)
Repayments of Long-Term Borrowings	(1.0)	(211.8)	(669.4)	(880.2)
Dividends Paid to Shareholders	(23.3)	(23.1)	(93.0)	(93.0)
Shares Surrendered for Taxes	(0.4)	(3.4)	(8.4)	(15.8)
Proceeds from the Exercise of Stock Options	0.4	0.8	2.0	4.9
Financing Fees Paid	(5.3)	(0.3)	(5.3)	(0.3)
Repurchase of Common Stock	—	—	—	(50.0)
Distributions to Noncontrolling Interests	—	(3.3)	—	(3.3)
Net Cash Used in Financing Activities	(29.6)	(234.9)	(814.1)	(1,095.8)
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	2.4	(24.7)	22.5	(30.8)
Net Increase (Decrease) in Cash and Cash Equivalents	121.7	(66.9)	128.2	(241.8)
Cash and Cash Equivalents at Beginning of Period	400.0	460.4	393.5	635.3
Cash and Cash Equivalents at End of Period	$521.7	$393.5	$521.7	$393.5

ADJUSTED DILUTED EARNINGS PER SHARE
Unaudited

	Three Months Ended		Year Ended
	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
GAAP Diluted Earnings Per Share	$0.95	$0.62	$4.20	$2.94
Intangible Amortization	0.98	0.98	3.93	3.92
Share-Based Compensation Expense	0.11	0.11	0.50	0.45
Restructuring and Related Costs (a)	0.09	0.44	0.54	1.05
CEO Transition Costs	0.08	—	0.08	—
Transaction and Integration Related Costs (b)	0.07	0.14	0.28	0.38
Loss on Sale of Business (c)	0.05	0.06	0.05	0.13
Loss (Gain) on Sale of Assets	0.04	(0.02)	(0.03)	(0.03)
Operating Lease Asset Step Up	—	—	0.01	0.01
Accounts Receivable Securitization Transaction Costs	—	—	0.01	—
Impairments and Exit Related Costs	—	0.03	—	0.04
Discrete Tax Items	0.14	(0.02)	0.08	0.23
Adjusted Diluted Earnings Per Share	2.51	2.34	9.65	9.12

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	For 2025, primarily relates to (1) integration costs associated with the Altra Transaction and (2) IT carve-out costs for the three months ended March 31, 2025 associated with the sale of the industrial motors and generators businesses. For 2024, primarily relates to (1) legal, professional service and integration costs associated with the Altra Transaction and (2) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses.
(c)	Primarily related to the sale of the industrial motors and generators businesses.

2026 ADJUSTED ANNUAL GUIDANCE
Unaudited
	Minimum	Maximum
GAAP Diluted Earnings Per Share	$5.29	$6.09
Intangible Amortization	3.92	3.92
Share-Based Compensation Expense	0.46	0.46
Restructuring and Related Costs (a)	0.32	0.32
Transaction and Integration Related Costs (b)	0.21	0.21
Adjusted Diluted Earnings Per Share	$10.20	$11.00

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Primarily relates to integration costs associated with the Altra Transaction.

ORGANIC SALES GROWTH
Unaudited
(Dollars in Millions)
	Three Months Ended
	December 31, 2025
	Automation & Motion Control	Industrial Powertrain Solutions	Power and Efficiency Solutions	Total Regal Rexnord
Net Sales Three Months Ended Dec 31, 2025	$480.4	$669.3	$373.5	$1,523.2
Impact from Foreign Currency Exchange Rates	(8.2)	(11.5)	(3.3)	(23.0)
Organic Sales Three Months Ended Dec 31, 2025	$472.2	$657.8	$370.2	$1,500.2

Net Sales Three Months Ended Dec 31, 2024	$409.8	$635.0	$416.3	$1,461.1
Net Sales from Businesses Divested	—	(0.8)	(1.8)	(2.6)
Adjusted Net Sales Three Months Ended Dec 31, 2024	$409.8	$634.2	$414.5	$1,458.5

Three Months Ended Dec 31, 2025 Net Sales Growth %	17.2%	5.4%	(10.3)%	4.3%
Three Months Ended Dec 31, 2025 Foreign Currency Impact %	2.0%	1.8%	0.8%	1.6%
Three Months Ended Dec 31, 2025 Divestitures %	—%	(0.1)%	(0.4)%	(0.2)%
Three Months Ended Dec 31, 2025 Organic Sales Growth %	15.2%	3.7%	(10.7)%	2.9%

ORGANIC SALES GROWTH
Unaudited
(Dollars in Millions)
	Year Ended
	December 31, 2025
	Automation & Motion Control	Industrial Powertrain Solutions	Power and Efficiency Solutions	Industrial Systems	Total Regal Rexnord
Net Sales Year Ended Dec 31, 2025	$1,689.8	$2,594.1	$1,650.6	$—	$5,934.5
Impact from Foreign Currency Exchange Rates	(10.2)	(14.4)	(3.1)	—	(27.7)
Organic Sales Year Ended Dec 31, 2025	$1,679.6	$2,579.7	$1,647.5	$—	$5,906.8

Net Sales Year Ended Dec 31, 2024	$1,633.8	$2,598.1	$1,644.1	$157.8	$6,033.8
Net Sales from Businesses Divested	—	(0.8)	(13.3)	(157.8)	(171.9)
Adjusted Net Sales Year Ended Dec 31, 2024	$1,633.8	$2,597.3	$1,630.8	$—	$5,861.9

Year Ended Dec 31, 2025 Net Sales Growth %	3.4%	(0.2)%	0.4%	(100.0)%	(1.6)%
Year Ended Dec 31, 2025 Foreign Currency Impact %	0.6%	0.5%	0.2%	—%	0.4%
Year Ended Dec 31, 2025 Divestitures %	—%	—%	(0.8)%	(100.0)%	(2.8)%
Year Ended Dec 31, 2025 Organic Sales Growth %	2.8%	(0.7)%	1.0%	—%	0.8%

ADJUSTED EBITDA
Unaudited
(Dollars in Millions)
	Three Months Ended
	Automation & Motion Control		Industrial Powertrain Solutions		Power and Efficiency Solutions		Total Regal Rexnord
	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
GAAP Income from Operations	$45.7	$31.4	$77.3	$66.3	$41.5	$30.4	$164.5	$128.1
Restructuring and Related Costs (a)	0.3	3.0	5.6	20.2	1.2	14.6	7.1	37.8
Transaction and Integration Related Costs (b)	0.9	2.2	3.9	6.8	0.9	3.5	5.7	12.5
Loss on Sale of Accounts Receivable (c)	0.9	—	2.0	—	1.6	—	4.5	—
CEO Transition Costs	2.0	—	3.1	—	1.9	—	7.0	—
Operating Lease Asset Step Up	—	—	0.2	—	—	—	0.2	—
Impairments and Exit Related Costs	—	0.7	—	0.9	—	0.9	—	2.5
Loss on Sale of Businesses	—	1.1	4.5	1.7	—	1.4	4.5	4.2
(Gain) Loss on Sale of Assets	(0.1)	(0.8)	4.3	(1.2)	(0.6)	(0.3)	3.6	(2.3)
Adjusted Income from Operations	$49.7	$37.6	$100.9	$94.7	$46.5	$50.5	$197.1	$182.8

Amortization	$34.6	$34.6	$51.1	$50.4	$0.9	$1.5	$86.6	$86.5
Depreciation	11.4	12.0	16.5	19.5	9.1	9.6	37.0	41.1
Share-Based Compensation Expense	2.9	4.1	3.4	1.6	1.9	2.2	8.2	7.9
Other Income (Expense), Net	—	0.2	(0.2)	(0.9)	(0.2)	—	(0.4)	(0.7)
Adjusted EBITDA	$98.6	$88.5	$171.7	$165.3	$58.2	$63.8	$328.5	$317.6

GAAP Operating Margin %	9.5%	7.7%	11.5%	10.4%	11.1%	7.3%	10.8%	8.8%
Adjusted Operating Margin* %	10.3%	9.2%	15.1%	14.9%	12.4%	12.1%	12.9%	12.5%
Adjusted EBITDA Margin %	20.5%	21.6%	25.7%	26.0%	15.6%	15.3%	21.6%	21.7%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	For 2025, primarily relates to integration costs associated with the Altra Transaction. For 2024, primarily relates to (1) legal, professional service and integration costs associated with the Altra Transaction and (2) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses.
(c)	Represents charges associated with the Securitization Facility.

ADJUSTED EBITDA
Unaudited
(Dollars in Millions)
	Year Ended
	Automation & Motion Control		Industrial Powertrain Solutions		Power and Efficiency Solutions		Industrial Systems		Total Regal Rexnord
	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
GAAP Income from Operations	$133.9	$144.4	$337.5	$322.7	$209.4	$162.6	$—	$0.3	$680.8	$630.0
Restructuring and Related Costs (a)	5.8	14.8	35.9	40.5	5.2	33.2	—	3.1	46.9	91.6
Transaction and Integration Related Costs (b)	4.9	4.5	15.9	19.3	4.2	6.5	—	3.4	25.0	33.7
Loss on Sale of Accounts Receivable (c)	1.9	—	4.2	—	3.3	—	—	—	9.4	—
Accounts Receivable Securitization Transaction Costs	0.3	—	0.5	—	0.3	—	—	—	1.1	—
CEO Transition Costs	2.0	—	3.1	—	1.9	—	—	—	7.0	—
Operating Lease Asset Step Up	—	—	0.8	0.9	—	—	—	—	0.8	0.9
Impairments and Exit Related Costs	—	1.8	—	1.1	—	1.1	—	—	—	4.0
Loss on Sale of Businesses (d)	—	1.1	4.5	1.7	—	1.4	—	4.3	4.5	8.5
Gain on Sale of Assets	(0.3)	(1.6)	(1.7)	(1.2)	(0.6)	(0.3)	—	—	(2.6)	(3.1)
Adjusted Income from Operations	$148.5	$165.0	$400.7	$385.0	$223.7	$204.5	$—	$11.1	$772.9	$765.6

Amortization	$137.6	$137.1	$202.7	$201.5	$5.8	$7.7	$—	$0.2	$346.1	$346.5
Depreciation	48.7	47.2	68.9	79.1	36.0	37.7	—	0.4	153.6	164.4
Share-Based Compensation Expense	13.2	11.4	15.7	14.2	8.4	7.8	—	1.4	37.3	34.8
Other Income (Expense), Net	(0.1)	0.1	(1.5)	(1.1)	(1.2)	(0.1)	—	—	(2.8)	(1.1)
Adjusted EBITDA (e)	$347.9	$360.8	$686.5	$678.7	$272.7	$257.6	$—	$13.1	$1,307.1	$1,310.2

GAAP Operating Margin %	7.9%	8.8%	13.0%	12.4%	12.7%	9.9%	—%	0.2%	11.5%	10.4%
Adjusted Operating Margin %	8.8%	10.1%	15.4%	14.8%	13.6%	12.4%	—%	7.0%	13.0%	12.8%
Adjusted EBITDA Margin %	20.6%	22.1%	26.5%	26.1%	16.5%	15.7%	—%	8.3%	22.0%	21.7%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	For 2025, primarily relates to (1) integration costs associated with the Altra Transaction and (2) IT carve-out costs for the three months ended March 31, 2025 associated with the sale of the industrial motors and generators businesses. For 2024, primarily relates to (1) legal, professional service and integration costs associated with the Altra Transaction and (2) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses.
(c)	Represents charges associated with the Securitization Facility.
(d)	Primarily related to the sale of the industrial motors and generators businesses.
(e)	Adjusted EBITDA and Adjusted EBITDA Margin % Excluding Industrial for the twelve months ended December 2024 is calculated as follows:
		Dec 31, 2024
	Total Regal Rexnord Adjusted EBITDA	1,310.2
	Less: Industrial Systems Adjusted EBITDA	13.1
	Adjusted EBITDA excluding Industrial Systems	1,297.1

	Total Regal Rexnord Net Sales	6,033.8
	Less: Industrial Systems Net Sales	157.8
	Net Sales excluding Industrial Systems	5,876.0

	Adjusted EBITDA Margin % excluding Industrial Systems	22.1%

ADJUSTED GROSS MARGIN
Unaudited
(Dollars in Millions)
	Three Months Ended
	Automation & Motion Control		Industrial Powertrain Solutions		Power and Efficiency Solutions		Total Regal Rexnord
	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Gross Margin	$177.5	$156.0	$281.5	$248.2	$112.2	$106.4	$571.2	$510.6
Restructuring and Related Costs (a)	—	1.6	1.3	14.3	0.6	15.2	1.9	31.1
Operating Lease Asset Step Up	—	—	0.2	—	—	—	0.2	—
Adjusted Gross Margin	$177.5	$157.6	$283.0	$262.5	$112.8	$121.6	$573.3	$541.7

Gross Margin %	36.9%	38.1%	42.1%	39.1%	30.0%	25.6%	37.5%	34.9%
Adjusted Gross Margin %	36.9%	38.5%	42.3%	41.3%	30.2%	29.2%	37.6%	37.1%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.

ADJUSTED GROSS MARGIN
Unaudited
(Dollars in Millions)
	Year Ended
	Automation & Motion Control		Industrial Powertrain Solutions		Power and Efficiency Solutions		Industrial Systems		Total Regal Rexnord
	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Gross Margin	$638.9	$641.6	$1,093.4	$1,051.5	$485.5	$458.7	$—	$39.2	$2,217.8	$2,191.0
Restructuring and Related Costs (a)	3.7	7.3	19.4	26.1	3.7	32.1	—	1.1	26.8	66.6
Operating Lease Asset Step Up	—	—	0.8	0.9	—	—	—	—	0.8	0.9
Adjusted Gross Margin	$642.6	$648.9	$1,113.6	$1,078.5	$489.2	$490.8	$—	$40.3	$2,245.4	$2,258.5

Gross Margin %	37.8%	39.3%	42.1%	40.5%	29.4%	27.9%	—%	24.8%	37.4%	36.3%
Adjusted Gross Margin % (b)	38.0%	39.7%	42.9%	41.5%	29.6%	29.9%	—%	25.5%	37.8%	37.4%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	The following table reflects Adjusted Gross Margin of the Company for the twelve months ended December 31, 2024 Excluding Industrial:
		Dec 31, 2024
	Total Regal Rexnord Adjusted Gross Margin	2,258.5
	Less: Industrial Systems Adjusted Gross Margin	40.3
	Adjusted Gross Margin excluding Industrial Systems	2,218.2

	Total Regal Rexnord Net Sales	6,033.8
	Less: Industrial Systems Net Sales	157.8
	Net Sales excluding Industrial Systems	5,876.0

	Adjusted Gross Margin % excluding Industrial Systems	37.8%

NET INCOME TO ADJUSTED EBITDA
Unaudited
(Dollars in Millions)
	Three Months Ended		Year Ended
	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Net Income	$63.8	$42.0	$280.8	$198.4
Plus: Income Taxes	22.7	(3.6)	71.7	49.6
Plus: Interest Expense	86.7	94.6	349.2	399.7
Less: Interest Income	(9.1)	(5.6)	(23.7)	(18.8)
Plus: Depreciation	37.0	41.1	153.6	164.4
Plus: Amortization	86.6	86.5	346.1	346.5
EBITDA	$287.7	$255.0	$1,177.7	$1,139.8
Plus: Restructuring and Related Costs (a)	7.1	37.8	46.9	91.6
Plus: Share-Based Compensation Expense	8.2	7.9	37.3	34.8
Plus: Transaction and Integration Related Costs (b)	5.7	12.5	25.0	33.7
Plus: Loss on Sale of Accounts Receivable (c)	4.5	—	9.4	—
Plus: Accounts Receivable Securitization Transaction Costs	—	—	1.1	—
Plus: CEO Transition Costs	7.0	—	7.0	—
Plus: Operating Lease Asset Step Up	0.2	—	0.8	0.9
Plus: Impairments and Exit Related Costs	—	2.5	—	4.0
Plus: Loss on Sale of Businesses (d)	4.5	4.2	4.5	8.5
Plus: Loss (Gain) on Sale of Assets	3.6	(2.3)	(2.6)	(3.1)
Adjusted EBITDA	$328.5	$317.6	$1,307.1	$1,310.2

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	For 2025, primarily relates to (1) integration costs associated with the Altra Transaction and (2) IT carve-out costs for the three months ended March 31, 2025 associated with the sale of the industrial motors and generators businesses. For 2024, primarily relates to (1) legal, professional service and integration costs associated with the Altra Transaction and (2) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses.
(c)	Represents charges associated with the Securitization Facility.
(d)	Primarily related to the sale of the industrial motors and generators businesses.

DEBT TO EBITDA
Unaudited
(Dollars in Millions)
Last Twelve Months
Dec 31, 2025
Net Income	$280.8
Plus: Income Taxes	71.7
Plus: Interest Expense	349.2
Less: Interest Income	(23.7)
Plus: Depreciation	153.6
Plus: Amortization	346.1
EBITDA	$1,177.7
Plus: Restructuring and Related Costs (a)	46.9
Plus: Share-Based Compensation Expense	37.3
Plus: Transaction and Integration Related Costs (b)	25.0
Plus: Loss on Sale of Businesses	4.5
Plus: Loss on Sale of Accounts Receivable (c)	9.4
Plus: Accounts Receivable Securitization Transaction Costs	1.1
Plus: CEO Transition Costs	7.0
Plus: Operating Lease Asset Step Up	0.8
Less: Gain on Sale of Assets	(2.6)
Adjusted EBITDA (d)	$1,307.1

Current Maturities of Long-Term Debt	24.1
Long-Term Debt	4,764.6
Total Gross Debt	$4,788.7
Cash and Cash Equivalents	(521.7)
Net Debt	$4,267.0

Gross Debt/Adjusted EBITDA*	3.66

Net Debt/Adjusted EBITDA* (d)	3.26

Interest Coverage Ratio* (d)(e)	4.02

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	Primarily relates to (1) integration costs associated with the Altra Transaction and (2) IT carve-out costs for the three months ended March 31, 2025 associated with the sale of the industrial motors and generators businesses.
(c)	Represents charges associated with the Securitization Facility.
(d)	Synergies expected to be realized in the future are included in the calculation of EBITDA that serves as the basis for financial covenant compliance for certain of the Company's debt. The impact of the synergies the Company expects to realize within 18 months is as follows:

	Adjusted EBITDA	$1,307.1
	Synergies to be Realized Within 18 Months	$50.0
	Adjusted EBITDA (including synergies)*	$1,357.1

	Net Debt/Adjusted EBITDA (including synergies)*	3.14

	Interest Expense	349.2
	Interest Income	(23.7)
	Net Interest Expense	$325.5

	Interest Coverage Ratio (including synergies)*(1)	4.17
	(1) Computed as Adjusted EBITDA (including synergies)/Net Interest Expense

(e)	Computed as Adjusted EBITDA/Net Interest Expense

ADJUSTED FREE CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended		Year Ended
	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Net Cash Provided by Operating Activities	167.8	213.2	990.8	609.4
Payments for Certain Costs to Sell Businesses (Net of Tax of $1.7 Million in 2024)(a)	—	1.4	—	11.9
Adjusted Cash Flows from Operations	167.8	214.6	990.8	621.3
Additions to Property Plant and Equipment	(27.2)	(29.3)	(97.7)	(109.5)
Adjusted Free Cash Flow	$140.6	$185.3	$893.1	$511.8

(a)	Reflects the payment of Regal Rexnord's advisor success fees and income taxes paid related to the sale of the industrial motors and generators businesses.

ADJUSTED EFFECTIVE TAX RATE
Unaudited
(Dollars in Millions)
	Three Months Ended		Year Ended
	Dec 31, 2025	Dec 31, 2024	Dec 31, 2025	Dec 31, 2024
Income before Taxes	$86.5	$38.4	$352.5	$248.0
Provision (Benefit) for Income Taxes	22.7	(3.6)	71.7	49.6
Effective Tax Rate	26.2%	(9.4)%	20.3%	20.0%

Income before Taxes	86.5	38.4	352.5	248.0
Intangible Amortization	86.6	86.5	346.1	346.5
Restructuring and Related Costs (a)	7.1	37.8	46.9	91.6
Share-Based Compensation Expense	8.2	7.9	37.3	34.8
Transaction and Integration Related Costs (b)	5.7	12.5	25.0	33.7
Accounts Receivable Securitization Transaction Costs	—	—	1.1	—
CEO Transition Costs	7.0	—	7.0	—
Operating Lease Asset Step Up	0.2	—	0.8	0.9
Impairments and Exit Related Costs	—	2.5	—	4.0
Loss on Sale of Businesses (c)	4.5	4.2	4.5	8.5
Loss (Gain) on Sale of Assets	3.6	(2.3)	(2.6)	(3.1)
Adjusted Income before Taxes*	$209.4	$187.5	$818.6	$764.9

Provision (Benefit) for Income Taxes	$22.7	$(3.6)	$71.7	$49.6
Tax Effect of Intangible Amortization	21.1	21.5	84.4	84.7
Tax Effect of Restructuring and Related Costs	1.5	8.7	11.0	21.9
Tax Effect of Share-Based Compensation Expense	0.7	0.2	4.2	4.8
Tax Effect of Transaction and Integration Related Costs	1.2	3.1	5.9	8.1
Tax Effect of Accounts Receivable Securitization Transaction Costs	—	—	0.3	—
Tax Effect of CEO Transition Costs	1.7	—	1.7	—
Tax Effect of Operating Lease Asset Step Up	0.1	—	0.2	0.2
Tax Effect of Impairments and Exit Related Costs	—	0.6	—	1.0
Tax Effect of Loss on Sale of Businesses	1.3	—	1.3	—
Tax Effect of Loss (Gain) on Sale of Assets	0.9	(0.6)	(0.6)	(0.8)
Discrete Tax Items	(9.4)	1.0	(5.2)	(15.3)
Adjusted Provision for Income Taxes*	$41.8	$30.9	$174.9	$154.2

Adjusted Effective Tax Rate*	20.0%	16.5%	21.4%	20.2%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges.
(b)	For 2025, primarily relates to (1) integration costs associated with the Altra Transaction and (2) IT carve-out costs for the three months ended March 31, 2025 associated with the sale of the industrial motors and generators businesses. For 2024, primarily relates to (1) legal, professional service and integration costs associated with the Altra Transaction and (2) legal, professional service, rebranding and IT carve-out costs associated with the sale of the industrial motors and generators businesses.
(c)	Primarily related to the sale of the industrial motors and generators businesses.